                                                                   EXHIBIT 10.19

                            STOCK PURCHASE AGREEMENT

         THIS STOCK PURCHASE AGREEMENT is made this _____ day of August 1994, by and among SYGNET Communications, Inc., an Ohio corporation, and Wilcom Corporation, an Ohio corporation (individually "Buyer" and collectively referred to as "Buyers"); and Advent IV Capital Liquidating Trust, a trust organized under Massachusetts law (the "Liquidating Trust"), TA Associates IV, a Massachusetts partnership, and TA Venture Investors Limited Partnership, a Massachusetts limited partnership (the "Partnerships"), Elden J. Heinz, Individual Trustee, and Security Investment Management & Trust Company, as Corporate TTEE FBO the Heinz Family Charitable Remainder Trust DTD 7/6/94 (the "Heinz Trust"), The Planned Giving Foundation, Inc., a Delaware corporation (the "Foundation"), and Erma Heinz (the Liquidating Trust, the Partnerships, the Heinz Trust, the Foundation, and Erma Heinz are herein individually referred to as a "Seller" and collectively referred to as "Sellers" and the Liquidating Trust and the Heinz Trust are herein called the "Trusts").

                                   RECITALS:

         WHEREAS, Sellers collectively own one hundred (100) shares of common stock of Sharron Youngstown Cellular, Inc., an Ohio corporation (the "Company"), which represents all of the issued and outstanding shares of common stock of the Company, and

         WHEREAS, Sellers desire to sell, and Buyers desire to purchase, such shares of stock from Sellers on the terms and conditions set forth in this Agreement.

         NOW, THEREFORE, in consideration of the mutual promises contained herein, Buyers and Sellers hereby agree as follows:

         SECTION 1. SALE OF STOCK.         At closing (as defined in Section 3)
Sellers shall sell to Buyers, and Buyers shall purchase from Sellers, all of Sellers' interest in and to the shares of common stock of Sharron Youngstown Cellular, Inc., listed on Exhibit "A", which is attached hereto and incorporated herein by reference. At the closing, Sellers shall deliver to Buyers the Share Certificates for the stock to be sold hereunder, in proper form and duly endorsed for transfer, with seventy-five (75) shares assigned to SYGNET Communications, Inc. and with twenty-five (25) shares assigned to Wilcom Corporation.

         SECTION 2. PURCHASE PRICE.        The Purchase Price with respect to
the stock sold hereunder shall be $4,500,000.00 ($45,000 per share), payable to each shareholder in accordance with the share ownership set forth on Exhibit "A". The Purchase Price shall be paid by delivery of certified or bank cashier's checks to Sellers at closing, unless one or more of Sellers notifies Buyers of Seller's wire transfer request and instructions, in which case Buyers shall pay by such wire transfer of immediately available federal funds.

         SECTION 3. CLOSING.      The closing of the transactions provided for
herein shall take place on the date hereof. The closing shall take place at the offices of Harrington Huxley Smith Mitchell & Reed, 1200 Mahoning Bank Building, Youngstown, Ohio 44503.

         SECTION 4. JOINT AND SEVERAL REPRESENTATIONS AND WARRANTIES OF
SELLERS.     Sellers hereby jointly and severally represent and warrant to each of the Buyers as follows (Buyers acknowledge that Sellers have advised them that none of Sellers have been active in the Company; that the knowledge of Sellers respecting the Company and its operations is accordingly limited, and that Sellers have made no independent inquiry or investigation for the purpose of their representations and warranties respecting the Company and its operations; all Sellers are nevertheless joining in making the representations and warranties relating to the Company and its operations for the purpose of sharing the economic risk with respect thereto):

         (a)     ORGANIZATION.    The Company is a corporation duly organized,
                 validly existing and in good standing under the laws of the State of Ohio and has full corporate power and authority to own its assets listed in Section 4(d). The Company has delivered to Buyers true, complete and correct copies of (i) the Articles of Incorporation of the Company, plus all amendments; (ii) the Code of Regulations of the Company, plus all amendments; and (iii) the minutes of all Director and Shareholder meetings of the Company.

         (b)     STOCK OF THE COMPANY.     The Company has issued and
                 outstanding exactly one hundred (100) shares of common stock. The Company has outstanding no other equity securities or any securities, options, warrants or rights convertible into equity securities of the Company.

         (c)     FINANCIAL STATEMENTS.     Sellers have delivered to Buyers
                 true and complete copies of the Company's federal income tax returns for the years ending December 31, 1990, 1991, 1992 and 1993.

         (d)     ASSETS AND LIABILITIES OF THE COMPANY.     At closing, the
                 assets of the Company shall consist of a 7.26% partnership interest in Wilcom Cellular and a 7.26% partnership interest in Youngstown Cellular Telephone Company ("YCTC"), together with the Company's books and records. The Company is the sole owner of such partnership interests and such partnership interests are





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                 free and clear of all liens, charges or encumbrances, other than those arising from the PNC Loan described in the next sentence or arising under the partnership agreements of YCTC and Wilcom Cellular.

                 The Company shall have no debts and/or liabilities at closing, other than those arising out of its status as a partner of YCTC and Wilcom Cellular and those arising out of the loan transaction between PNC Bank, National Association, and Youngstown Cellular Telephone Company and Wilcom Cellular, governed by the Third Amended and Restated Credit Agreement dated April 20, 1993, as amended from time to time, and related documents, or any refinancing thereof ("PNC Loan").

         (e)     TAX MATTERS.     The Company has filed all income, franchise,
                 property, and other tax returns required to be filed by any taxing authority, and has paid or accrued all taxes required to be paid by it in respect to the periods covered by such returns, and no liability for such taxes in excess of the amounts so paid or accrued exists. The Company is not delinquent in the payment of any tax, assessment or governmental charge, has not requested any extension of time within which to file any tax returns which have not since been filed, and no deficiencies for any tax, assessment or governmental charge have been claimed, proposed or assessed by any taxing authority. The Company does not warrant or represent any tax matters of YCTC or Wilcom Cellular under this Agreement and shall not provide any assurance or evidence thereof.

         (f)     NO BUSINESS, REAL ESTATE, ETC.    The Company, since its
                 formation, has: never been in any business other than the ownership of its partnership interests in YCTC and Wilcom Cellular; never owned any real or tangible personal property other than its books and records; never owned any intangible assets other than money and its partnership interests in Wilcom Cellular and YCTC; never had employees; and never sold any goods or services. As of closing, no contractual obligations (other than in connection with the PNC Loan and other than under the partnership agreements of YCTC and Wilcom Cellular) of the Company will exist; there are no claims against the Company, other than in its capacity as a partner of Wilcom Cellular or YCTC; and there is no pending or threatened litigation involving the Company, other than in its capacity as a partner of Wilcom Cellular or YCTC.

         (g)     NO LEGAL OBSTACLE TO AGREEMENT.   Subject to the provisions of
                 the documents respecting the PNC Loan and to the provisions of the partnership agreements of YCTC and Wilcom Cellular, the execution, delivery and performance of this Agreement, the consummation of any transactions herein referred to or contemplated and the fulfillment of the terms hereof do not and will not conflict with, or result in a breach or violation of, or constitute a default under, the Articles of Incorporation and/or the Code of Regulations (as amended) of the Company or any applicable law or regulation or any judgment, order or decree binding upon the Company or upon the property of the Company, or conflict with, or result in a breach or violation of, or constitute a default in the performance, observance or fulfillment of any obligation, covenant or condition contained in, or constitute, or, but for any requirement of notice or lapse of time





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
                 or both, would constitute, an event of default by the Company under any applicable lease, mortgage or other contractual obligation to which the Company is bound, or result in, or require, the creation or imposition of any lien, charge or encumbrance upon the assets of the Company.

         SECTION 5. SELLER'S INDIVIDUAL REPRESENTATIONS AND WARRANTIES. Each Seller, with respect to itself, hereby individually represents and warrants to each of Buyers that:

         (a)     AUTHORIZATION OF AGREEMENT.       The execution and delivery
                 of this Agreement and the performance of the transactions contemplated hereby have been duly and validly authorized by Seller.

         (b)     VALID AND BINDING AGREEMENT.      This Agreement has been
                 validly executed and delivered by, and constitutes a valid and binding obligation of Seller, enforceable against Seller in accordance with its respective terms, except as limited by insolvency, reorganization, moratorium or similar laws of general applicability affecting creditor's rights and the application of general principles of equity (including entitlement to specific performance).

         (c)     SELLERS OWN THE STOCK FREE AND CLEAR.      Seller owns shares
                 of stock of the Company in the amount shown opposite Seller's name on Exhibit A. Seller has valid and unencumbered title to said stock, free and clear of all restrictions, claims, liens, encumbrances, and equities whatsoever, and has full legal right, power and authority to enter into this Agreement, to sell said stock, and to perform each and every obligation under this Purchase Agreement. The foregoing warranties set forth in this Section 5(c) shall not apply to the pledge of Seller's stock, or to any other restrictions, claims, equities, or other matters, in connection with the PNC Loan.

         (d)     CONSENTS.        Subject to the provisions of the documents
                 respecting the PNC Loan and to the provisions of the partnership agreements of YCTC and Wilcom Cellular, no consent or approval of any party with whom Seller has contractual relationships or has had such contractual relationships are required or will be required, in order to permit the consummation of the transactions contemplated by this Agreement.

         (e)     NO LEGAL OBSTACLE.        Subject to the provisions of the
                 documents respecting the PNC Loan and to the provisions of the partnership agreements of YCTC and Wilcom Cellular, the execution, delivery and performance of this Agreement, the consummation of any transaction herein referred to or contemplated and the fulfillment of the terms hereof do not and will not conflict with, or result in a breach or violation of, or constitute a default under, any applicable law or regulation or any judgment, order or decree binding upon Seller, or conflict with, or result in a breach or violation of, or constitute a default in the performance, observation or fulfillment of any obligation, covenant or condition contained in, or constitute or, but for the requirement of notice or lapse of time or both, would constitute, an event of default of Seller under any applicable lease, mortgage or other contractual obligation to which Seller is bound.





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         SECTION 6. REPRESENTATIONS AND WARRANTIES OF BUYERS.        Buyers
jointly and severally represent and warrant to each of the Sellers as follows:

         (a)     ORGANIZATION.    Each one of Buyers is a corporation duly
                 organized, validly existing and in good standing under the laws of the State of Ohio, has corporate power and authority to own all of its property and assets and to carry on its business as it is now being conducted, and is duly qualified to do business and is in good standing in all jurisdictions where the ownership or leasing of property by it or the conduct of its business requires it to be so qualified.

         (b)     AUTHORIZATION OF AGREEMENT.       The execution and delivery
                 of this Agreement and the performance of the transactions contemplated hereby have been duly and validly authorized by the boards of directors of Buyers, and all corporate action necessary for the authorization and consummation of the transactions contemplated hereby have been taken.

         (c)     VALID AND BINDING AGREEMENT.      This Agreement has been
                 validly executed and delivered by and constitutes a valid and binding obligation of Buyers, enforceable against Buyers in accordance with its terms, except as limited by bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting creditor's rights and the application of general principles of equity (including entitlement to specific performance).

         (d)     CONSENTS.        No consent or approval of any party with whom
                 either Buyer has contractual relationships or has had such contractual relationships are required or will be required, in order to permit the consummation of the transactions contemplated by this Agreement.

         (e)     NO LEGAL OBSTACLE.        The execution, delivery and
                 performance of this Agreement, the consummation of any transaction herein referred to or contemplated and the fulfillment of the terms hereof do not and will not conflict with, or result in a breach or violation of, or constitute a default under, the Articles of Incorporation and/or Code of Regulations (as amended) of either of Buyers, any applicable law or regulation or any judgment, order or decree binding upon either OF Buyers, or conflict with, or result in a breach or of, or constitute a default in the performance, observation or fulfillment of any obligation, covenant or condition contained in, or constitute, or, but for the requirement of notice or lapse of time or both, would constitute, an event of default of either Buyer under any applicable lease, mortgage or other contractual obligation to which either Buyer is bound.

         SECTION 7. SURVIVAL AND INDEMNIFICATION.

         (a) The representations, warranties and covenants of Buyers and Sellers made in this Agreement shall survive the closing, and shall not expire until the third anniversary of the closing. Any claim for indemnification on account of breach of any such representations, warranties, or covenants must be made by written notice given within such three year period from the party or parties seeking





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                 indemnification (the "Indemnified Party") to the party or
                 parties against which indemnification is sought (the "Indemnifying Party"), and all rights with respect to any such breach shall terminate at the end of such three year period as to all claims for which notice has not been given within such three year period.

         (b) If the closing occurs, Sellers shall indemnify and hold harmless Buyers from and against any loss, liability, damage, cost or expense (including reasonable attorneys' and accountants' fees) which arises out of or is connected with any breach of any representation or warranty made or covenant to be performed by Sellers herein. In general, the liability of Sellers hereunder shall be several, but in the case of liability arising under Section 4, shall be joint and several. However, each Seller's liability hereunder shall be limited to the Purchase Price paid to or for the account of such Seller.

         (c) If the closing occurs, Buyers shall jointly and severally indemnify and hold harmless Sellers from and against any loss, liability, damage, cost, or expense (including reasonable attorneys' and accountants' fees) which arises out of or in connection with any breach of any representation or warranty made or covenant to be performed by Buyers herein.

         (d) Before being required to make any payment under this Section 7, the Indemnifying Party may, at its expense, elect to take all necessary steps to contest any claim involving third parties or to prosecute such contest to conclusion or settlement satisfactory to the Indemnifying Party. The Indemnified Party shall notify the Indemnifying Party of any claim to indemnification it may wish to assert involving third parties as soon as reasonably practicable; thereafter, the Indemnified Party shall, at the expense of the Indemnifying Party, cooperate fully with the Indemnifying Party in the conduct of any such contest. The Indemnified Party shall have the right to participate at its expense in all proceedings. If the Indemnifying Party does not make such election, it shall be bound by whatever result is obtained by the Indemnified Party respecting such third party claim.

         (e) The rights to indemnification under this Section 7 (including rights to enforce any judgment obtained under this Section 7) shall constitute the sole remedy for breach of any representation, warranty or covenant under this Agreement, except for (i) actions under the Ohio Uniform Fraudulent Transfer Act, including actions, in the circumstances provided under such Act, to recover from beneficiaries of the Trusts and partners of the Partnerships amounts distributed to them (but, as to any beneficiary or partner, not more than the amount distributed to it) by the Trusts and the Partnerships, and (ii) actions for declaratory judgment, specific performance, or fraud.

         SECTION 8. MISCELLANEOUS.

         (a)     AMENDMENTS.      Any amendment to this Agreement must be in
                 writing and duly executed by an authorized representative of each of the Buyers and of Sellers holding at least 90% of the Shares, and any such amendment shall be binding on





                                       6
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                 all Sellers.  Any waiver, consent, determination, or other action of the Sellers under this Agreement may be given, made, or taken by Sellers holding at least 90% of the Shares (or, if after the Closing, by Sellers that held at least 90% of the Shares at the time of the Closing and any such waiver, consent, determination, or action shall be binding on all Sellers.)

         (b)     NOTICES.         All notices, requests, demands and other
                 communications under or in connection with this Agreement (i) if to Buyers or, after the closing the Company shall be in writing addressed to Craig T. Sheetz, SYGNET Communications, Inc., 3910 South Avenue, Youngstown, Ohio 44512, with a copy to Ralph A. Beard, Esq., of Harrington Huxley Smith Mitchell & Reed, 1200 Mahoning Bank Building, Youngstown, Ohio 44503, and
                 (ii) if to Sellers or, prior to closing, the Company shall be in writing addressed to them as follows:

                 Sharron Youngstown Cellular, Inc.          Advent IV Capital Liquidating Trust
                 c/o Media Communications Partners          c/o Foley, Hoag & Eliot
                 75 State Street                            One Post Office Square
                 Suite 2500                                 Boston, MA  02109
                 Boston, MA 02109                           Attn: James F. Wade
                 Attn: Arnold M. Zaff, Esq.


                 TA Associates IV and                       Erma Heinz
                 TA Venture Investors                       3301 Bone Road
                 c/o TA Associates                          Jamestown, OH 45335
                 High Street Tower, Suite 2500
                 125 High Street
                 Boston, MA 02110
                 Attn: Katherine Cromwell


                 Security Investment Management &           The Planned Giving Foundation, Inc.
                 Trust Company as Corporate TTEE            1008 Johnson
                 FBO the Heinz Family Charitable            Boise, ID 83705
                 Remainder Trust                            Attn: Jane Daly
                 2525 East Camelback Rd., Ste. 570
                 Phoenix, AZ 85016
                 Attn: Grant Seeger, President


                 All such notices, requests, demands or communications shall be mailed postage prepaid, first class mail, registered or certified mail, return receipt requested; shall be sent by overnight courier or by facsimile transmission; or shall be delivered personally; and shall be sufficient and effective when delivered to or received at the address as specified. Any party may change the addresses at which same is to receive notice by written notice to the other parties.

         (c)     HEADINGS.        The section headings contained in this
                 Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.





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         (d)     ENTIRE AGREEMENT.         This Agreement is intended by the
                 parties to, and does, constitute the entire Agreement of the parties with respect to the transactions contemplated by this Agreement. This Agreement supersedes any and all prior understandings, written or oral, between the parties. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns, but nothing herein, express or implied, is intended to or shall confer any rights, remedies or benefits upon any person other than the parties hereto and such successors and assigns. Prior to the closing, this Agreement may not be assigned by any party hereto without the written consent of the other party(s). This Agreement and its validity, interpretation and effect shall be construed in accordance with and governed by he laws of the State of Ohio. The parties agree that the courts of Ohio shall have exclusive jurisdiction in connection with this Agreement.

         (e)     NON-RECOURSE.    Buyers agree that the obligations of the
                 Trusts and the rights and remedies of Buyers with respect to the Trusts are without recourse to the trustees of the Trusts, except for Elden J. Heinz, in their individual capacities, and Buyers shall have no recourse to any such trustee, personally, or to any such trustee's personal assets, but except that Buyers shall have recourse to Elden J. Heinz in his personal capacity and against his personal assets.

         (f)     COUNTERPARTS.    To facilitate execution of this Agreement, it
                 may be signed with any number of signature pages and with any number of counterparts.

         IN WITNESS WHEREOF, Buyers and Sellers have caused this Agreement to be executed as of the date first written above.

BUYERS:

SYGNET COMMUNICATIONS, INC.                WILCOM CORPORATION

BY:                                        BY:
         -----------------------                   ------------------------

TITLE:                                     TITLE:
         -----------------------                   -----------------------


SELLERS:

ADVENT IV CAPITAL LIQUIDATING              TA ASSOCIATES IV
TRUST

BY:                                        BY:
         -----------------------                   ----------------------
         TRUSTEE, AND NOT INDIVIDUALLY             GENERAL PARTNER

TA VENTURE INVESTORS LIMITED
PARTNERSHIP

BY:
    -----------------------------          ----------------------
    GENERAL PARTNER                        ERMA HEINZ


                                           SECURITY INVESTMENT MANAGEMENT &
                                           TRUST COMPANY AS CORPORATE TTEE FBO
                                           THE HEINZ FAMILY CHARITABLE REMAINDER
                                           TRUST DTD 7/6/94

                                           BY:
- -----------------------------                  ----------------------------
ELDEN J. HEINZ, TRUSTEE FBO THE                GRANT SEEGER, PRESIDENT
HEINZ FAMILY CHARITABLE REMAINDER
TRUST DTD 7/6/94


THE PLANNED GIVING FOUNDATION, INC.

BY:
         -------------------------
         JANE DALY, PRESIDENT






                                       9
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                                   EXHIBIT A
                          TO STOCK PURCHASE AGREEMENT

                    Ownership of Common Stock of the Company

================================================================
                         SELLER                           NO. OF
                                                          SHARES
- ----------------------------------------------------------------
Liquidating Trust                                         65.983
- ----------------------------------------------------------------

TA Associates IV                                          1.4672
- ----------------------------------------------------------------

TA Venture Investors Limited Partnership                  9.5368
- ----------------------------------------------------------------

Heinz Trust                                               20.758
- ----------------------------------------------------------------

Erma Heinz                                                 0.451
- ----------------------------------------------------------------

Foundation                                                 1.804
- ----------------------------------------------------------------

       TOTAL:                                           100.0000
================================================================




                                      10
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                        WAIVER OF RIGHT OF FIRST REFUSAL

         Reference is hereby made to the Agreement Granting Right of First Refusal dated November 22, 1988 (the "First Refusal Agreement") between WKBN BROADCASTING CORPORATION ("WKBN") and SHARRON YOUNGSTOWN CELLULAR, INC. ("Sharron") respecting transfers by Sharron of its interests in Wilcom/Cellular One (now known as Wilcom Cellular). WKBN desires that the stockholders of Sharron sell 75% of the outstanding common stock of Sharron to SYGNET COMMUNICATIONS, INC. ("SYGNET"), and 25% of the outstanding common stock of Sharron to WILCOM CORPORATION ("Wilcom"), both of which are under common control with WKBN BROADCASTING CORPORATION (such sales being herein called the "Sale").

         For $1.00 and other valuable consideration paid to it, and in order to induce Sharron's stockholders to sell the outstanding common stock of Sharron to SYGNET and Wilcom, WKBN hereby irrevocably waives any right of first refusal or similar right which it may have under the First Refusal Agreement on account of the Sale with respect to Sharron's interest in Wilcom Cellular. WKBN also waives any right of first refusal or similar right that it may have on account of the Sale with respect to Sharron's interest in Youngstown Cellular Telephone Company under any agreement that may exist with Sharron or its predecessor in interest, E&J Mobile Radio Service, Inc.

         Signed as of the _____ day of August 1994.

                                           WKBN Broadcasting Corporation

                                           By:
                                                -----------------------------
                                           Title:
                                                 ----------------------------